CSI COMPRESSCO LP™



Analyst & Investor Day

www.csicompressco.com

March 31, 2015

Agenda

COMPRESSCO LP™

12:00 PM	**Lunch**		
12:20 PM	**Management Introductions**		
12:30 PM	**Facility Tour**		
1:30 PM	**Management Presentation**		
	Overview	–	Tim Knox
	Field Operations	–	Brad Benge
	Manufacturing	–	Anthony Speer
	Sales & Growth	–	Ron Foster
	Finance	–	James Rounsavall
	Summary	–	Tim Knox
3:00 PM	**Questions & Answers**		
3:30 PM	**Airport Shuttles (running through 5:00 PM)**		

Key Messages for Today

COMPRESSCO LP™

- We are NOT dependent on Short-Term Drilling Activity to Achieve Our Goals
- Predictable Cash Earnings Stream from Long Duration Projects
- Strong Balance Sheet
    - Supports Growth
    - Debt Maturity More than 4 Years Out
- Prior Year Fleet Investments Boost Next Year Earnings
- Highly Qualified, Stable Management Team with Significant Industry Experience
- Significant Opportunities for Growth
    - Geographic and Market Share
    - Domestic and International
- Our Approach to a Downturn
    - Protect (maintain) utilization of assets
    - Serve new customers
    - Serve existing customers with additional product and services offerings
    - Grow market share
    - Control costs
- TTI Benefit to CCLP

Leadership Team

CSI COMPRESSCO LP™

Highly Qualified Management Team with Significant Industry Experience

Tim Knox – President

- President CSI Compressco since August 2014
- President & COO of CSI since October 2010
- 24 years of compression industry experience with CSI and Dresser-Rand
- BS Mechanical Engineering (Univ. of OK), Master of Business Administration (OK State Univ.)

James Rounsavall – CFO

- CFO CSI Compressco since April 2012
- 25 years experience with Wood Group, Halliburton and Ernst & Young
- BS Business Administration (Univ. of AR), Bachelor of Accountancy (Univ. of Houston)
- Certified Public Accountant

Ron Foster – SVP & CMO

- SVP and Chief Marketing Officer since August 2014
- Served as President of Compressco from 2008 -2014
- 30 years of experience with Wood Group, Halliburton and Dresser
- BS Economics (OK State Univ.)

Brad Benge – VP Operations

- VP Operations for CSI Compressco since August 2014
- VP of Compression Services for CSI since February 2008
- 35 years of compression operation and service experience with CSI, Exterran, Universal Compression, Tidewater Compression Services, and Halliburton Resource Management

Anthony Speer – VP Manufacturing

- VP Manufacturing & Supply Chain CSI Compressco since August 2014
- Director then VP Manufacturing CSI Since April 2006
- 23 years of experience in manufacturing management with Halliburton and CSI
- BS Industrial Engineering (Texas A&M Univ.)

Midland Facility Tour

CSI COMPRESSCO LP™

Facts and Figures

- Midland location established in 1975
- 38 acres
- Continued investment
- 160,000 ft^2 mfg. space
- 50 cranes, 980 tons (total)
- 160 direct labor (current)
- >250 direct labor capacity

Lines of Business

- Compression Services
- Equipment and Parts Sales
- Aftermarket Services

Types of Products

- GasJack® and VJack™
- Separable Compressor Packages
- Pump Packages


LEGEND
Accounting/Engineering/IT/Executive 1
Assembly 2
Vessel Fabrication 3
X-Ray/Hydro/QC 4
Blast Booth 5
Paint Shop 6
North Assembly 7
Permian Basin BU 8
Skid Fabrication 9
Primer Shop 10
Warehouse 11
Design 12

Tour Guides

Group 1: Tim Knox
Group 2: Anthony Speer
Group 3: Terry Frederick (Assembly Manager)
Group 4: Kirk Evatt (Application & Cost Estimating Mgr.)
Group 5: Reed Townsend (Continuous Improvement Mgr.)

CSI COMPRESSCO LP™



Overview

Tim Knox - President

March 31, 2015

Forward Looking Statement

This presentation contains "forward-looking statements" and information based on our beliefs and those of our general partner. Forward-looking statements in this presentation are identifiable by the use of the following words and other similar words: "anticipates", "assumes", "believes", "budgets", "could", "estimates", "expects", "forecasts", "goal", "intends", "may", "might", "plans", "predicts", "projects", "schedules", "seeks", "should, "targets", "will" and "would". These forward-looking statements include statements concerning expected results of operations for 2015, anticipated benefits and growth of CSI Compressco LP following the acquisition of Compressor Systems, Inc. (CSI), including increases in cash distributions per unit, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding CSI Compressco's beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. Such forward-looking statements reflect our current views with respect to future events and financial performance and are based on assumptions that we believe to be reasonable but such forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: economic and operating conditions that are outside of our control, including the supply, demand, and prices of crude oil and natural gas; the levels of competition we encounter; the activity levels of our customers; the availability of adequate sources of capital to us; our ability to comply with contractual obligations, including those under our financing arrangements; our operational performance; risks related to acquisitions and our growth strategy, including our recent acquisition of Compressor Systems, Inc.; the availability of raw materials and labor at reasonable prices; risks related to our foreign operations; the effect and results of litigation, regulatory matters, settlements, audits, assessments, and contingencies; and other risks and uncertainties contained in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available free of charge on the SEC website at www.sec.gov. The risks and uncertainties referred to above are generally beyond our ability to control and we cannot predict all the risks and uncertainties that could cause our actual results to differ from those indicated by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may vary from those indicated by the forward-looking statements, and such variances may be material. All subsequent written and oral forward-looking statements made by or attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements we may make, except as may be required by law.

Please Note: CSI Compressco™, GasJack®, VJack™, SuperJack™, ePumper®, and Compressco® are jointly registered trademarks or trademarks of CSI Compressco Operating LLC and CSI Compressco Sub Inc. in the United States and/or other countries.

Corporate Profile

CSI COMPRESSCO LP™

- CSI Compressco LP (NASDAQ: CCLP)
  - 44 years of history
  - ≈ 950 Employees
  - ≈ 6,400 compressor packages in service fleet
  - ≈ 1.1 million horsepower in service fleet
  - ≈ 35 locations, U.S. and Canada
  - Global reach
- History
  - Compressor Systems, Inc., ("CSI") formed in 1971
  - GasJack formed in 1984
  - GasJack renamed Compressco in 1998
  - TETRA acquired Compressco in 2004
  - TETRA initiated IPO of Compressco in 2011 (as GSJK)
  - Compressco Partners LP acquired CSI in August 2014
  - Current name and ticker symbol, December 2014
- TETRA Technologies, Inc. (NYSE: TTI)
  - Owns 2% GP interest and IDRs
  - Owns 42% of common units
  - Provides G&A support
  - Expands CCLP's footprint and capabilities
  - Leverage each entity's purchasing power

Stock Market / Symbol	NASDAQ: CCLP
Recent Unit Price(1)	$19.00
Market Capitalization(1)	$630M
Enterprise Value(1)	$1.2B
Number of Units Outstanding(1)	33.1M
Average daily volume (last 3 months) (1)	193,392
Distribution Annualized(2)	$1.94
Distribution Yield(1)	10.2%
Headquarters	Midland, Texas

(1) As of March 26, 2015
(2) Annualized Q4-2014 unit distribution is shown. Q4-2014 unit distribution of $0.485/outstanding unit paid February 13, 2015.

Markets We Serve

COMPRESSCO LP™



CCLP offers products and services throughout the Compression Value Chain

Wellhead and Gathering → Gas Processing → Storage and Distribution → Pipeline and Transmission

	Wellhead and Gathering	Gas Processing	Storage and Distribution	Pipeline and Transmission
Purpose	Hydrocarbon production	Delivery and Processing	Distribution Options	Transportation Efficiency
Applications	Wellhead = Single Well Gathering = Multiple Wells Gas Lift Vapor Recovery Units CO_2 Applications Late-life wells	Inlet Compression Outlet Compression Refrigeration	Injection and withdrawal	Mainline Compression
Product Size	25 to 2,500 Hp	500 to 4,000 Hp	2,000 to 8,000 Hp	2,000 to 8,000 Hp
Business Lines	Compression Services Equipment Sales Aftermarket Services	Equipment Sales Aftermarket Services	Equipment Sales	Equipment Sales

Lines of Business

"Vertically Integrated" Compression Provider

- Flexible Compression Services Fleet
  - Wide spectrum of size (Hp)
  - Geographically dispersed in U.S.
  - Large scope of applications
  - Customer diversity
  - Service focused and technology driven
- Equipment Sales Capabilities
  - State of the art facility for packaging
  - Internal engineering and design
  - Experienced in ≈ 25 Hp to ≈ 8,000 Hp packages
  - Manufacturing capacity of ≈ 350,000 Hp per year
- Aftermarket Services (AMS)
  - Add-on service to customers
  - Balances use of facilities & personnel
- International Presence
  - Mexico and Argentina
  - Canada
  - Other

2014 Revenue[1]


AMS, 7%
Equipment Sales, 35%
Compression & Other Services, 58%

2014 Revenue[1]


Intl. 16%
United States 84%


Revenue & Adjusted EBITDA Margin(2)
In $ millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
35%
30%
25%
20%
15%
10%
5%
0%
28%
32%
31%
29%
28%
$96
$109
$121
$283
$470
2011
2012
2013
2014
2015 (3)
Revenue (In $ Millions)
Adjusted EBITDA Margin (2)

(1) Pro-forma 2014 revenue includes Compressor Systems, Inc., January 1, 2014 through August 3, 2014 unaudited results, occurring prior to acquisition
(2) Adjusted EBITDA excludes unusual items and add backs non-cash equity compensation and amortization of financing costs, see Appendix for reconciliation to nearest GAAP measure
(3) Mid-point of 2015 revenue and EBITDA guidance as provided February 26, 2015

Compression Is A More Stable Sector of Energy Services

Fleet Utilization Comparatively Stable Through Swings in Commodity Prices

- Less susceptible to commodity price swings
- Limited utilization drop in downturns
  - ≈87% to ≈75%, 2008 to 2009, respectively
- Gas production requires compression
- Compression is part of the natural gas infrastructure
- Long life assets with flexibility in application
- End of life well applications


Macro Variables(1) vs. Fleet Hp Utilization(2)
Macro Variables (% change from 2008)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
2008
2009
2010
2011
2012
2013
2014
Feb 2015(3)
CSI Compresso Fleet Utilization
HH Gas Price
WTI Oil Price
Rig Count

High Visibility to Equipment Sales

- Backlog trails commodity prices, revenue trails backlog
- Project lead-time lends to visibility
- Approximate $120 million backlog entering 2015
  - ≈84% of annual expectation, ≈9 months of work
- Working capital neutral through progressive billings
- Labor is major component of costs, scalable to work load
- Balances shop load with fleet additions


U.S. Natural Gas Consumption(4)
In Billion Cubic Feet
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
2009
2010
2011
2012
2013
2014
Consumers
Others

(1) Macro Variables; Rig Count: Baker Hughes. HH Gas Price & WTI Oil Prices: EIA
(2) Pro-forma 2008 - 2013 YE Hp utilization of combined CSI and Compressco Partners fleets prior to acquisition
(3) 2015 data is as of February 28, 2015, with Hp utilization estimated
(4) Source: U.S. Energy Information Association, www.eia.gov

Position in Industry

COMPRESSCO LP™

- 2nd largest vertically integrated compression provider
- 4th largest Compression Services fleet (Hp)
- Utilization routinely above Gas Compressor Association average(1)
- 12% market share of U.S. and Canada Compression Services(1)
- 9% market share of global Compression Services (2)
- Internally designed and assembled ‘like units’, results in efficient field support and reduced inventory

Revenue Generating Horsepower(3)



Hp x 1,000
1,600
1,400
1,200
1,000
800
600
400
200
3,700
1,351
1,303
955
424
Exterran
USA Compression
Regency CDM
CSI Compressco
J-W Operating

Packaging Capability	Yes	No	No	Yes	Yes

(1) Internal estimate based on data from Gas Compressor Association
(2) Spears & Associates, Inc., Oilfield Market Report 2005-2015, January 2015
(3) CSI Compressco Hp as of December 31. 2014, others per most recent data available for review

Return on Capital

- From 2012 through 2015 we expect to[1];
  - Invest over $350 million in growth
  - Add over 300,000 Hp to the fleet
- Low maintenance capital
  - ≈ $14 million in 2015 budget for over 1 million Hp
  - Robust preventative maintenance program
- 2015 growth CAPEX directed toward most highly utilized Hp categories, some at 95% utilization
- Average duration on job is over 36 months



Compression Services Revenue(3)
$300
$250
$200
$150
$100
$50
$
In $Millions
2008
2009
2010
2011
2012
2013
2014

Fleet Investment Economics[2]

Weighted Average Cost of Capital	9%
1380 HP unit typical, ROIC (current pricing)	13%
Average payback period	7 Years
Average age of a unit[4]	<7.5 Years
Average life of a unit	>20 Years



Horsepower & Utilization(3)
1,200
1,100
1,000
900
800
700
600
Hp X 1,000
90%
85%
80%
75%
70%
65%
60%
55%
50%
2008
2009
2010
2011
2012
2013
2014
Existing Hp
Net Hp Growth
YE Utilization

(1) Pro-forma 2013 to 2015 investment and fleet growth includes Compressor Systems, Inc., unaudited data occurring prior to August 4, 2014, acquisition
(2) Management estimates, excludes CSI acquisition CAPEX
(3) Pro-forma 2008 – 2014 revenue, horsepower, and utilization includes Compressor Systems, Inc., unaudited revenues, occurring prior to August 4, 2014, acquisition. "Existing Hp" is as of January 1st of each year..
(4) Hp weighted average age of compression services fleet as of December 31, 2014

CSI COMPRESSCO LP™



Field Operations

Brad Benge – VP Operations

March 31, 2015

Compression Services

COMPRESSCO LP™

Business Line with the Largest Portion of Revenue, Highest Contribution Margin, and Most Stable Cash Flow for the Partnership

- ≈ 300 field service mechanics
  - Internal training program
  - Manufacturer training
- Diverse deployment, largely dissociated with short-term drilling activity and oil prices
- Concentrations of equipment allow for efficient use of human and inventory resources
- Internal Packaging Capability
  - Flexibility in offering
  - Reduced cycle time
  - Improved quality control
  - Improved cost control
- Real-Time Remote Monitoring System
  - Predictive maintenance
  - Personnel management
  - Reduced maintenance costs

Fleet Composition(1)

Hp by Application


VRU, 2%
Wellhead, 18%
Gas Lift, 20%
Gathering, 60%

Hp by Resource Play


Liquids Rich, 43%
Dry Gas, 57%

Hp by Hp Range


0-100 HP, 19%
>800 HP, 41%
101-800 HP, 40%

Hp by Region


International, 3%
East, 10%
South Texas, 25%
Mid-Continent, 19%
Permian, 23%
West, 20%

(1) Compression Services fleet composition as of December 31, 2014

Compression Services Applications

COMPRESSCO LP™

85% of U.S. Fleet Focused on Infrastructure and Natural Gas Wells, Minimizing Exposure to Volatility of Oil Prices

Gathering

- Gas Gathering Applications
- Central Delivery Points
- Input to Gas Processing

≈ 60 % of Operating Fleet(1)

Dry Gas Production

- Wellhead Compression
- Gas Lift
- Late Life Well (Gas Jack)

≈ 25 % of Operating Fleet(1)

Liquids Rich Production

- Gas Lift
- Gas Reinjection
- Vapor Recovery

≈ 15 % of Operating Fleet(1)

(1) Unaudited data regarding Compression Services fleet based on management estimates. Percentages shown are based upon horsepower



Manufacturing

Anthony Speer – VP Manufacturing

March 31, 2015

Manufacturing

COMPRESSCO LP™

Significant Plant Capacity Available with 65% Current Utilization

- Manufacturing Experience[(1)]
  - 44 years
  - Over 7,000 packages
  - Over 4.7 million Hp packaged
- Build for both fleet growth and sales to customers
- Substantial headroom for growth within existing facilities
  - Multi-shift experience
  - On going investment in tooling to improve productivity
  - Spreads existing overhead across more labor hours
- Engrained Philosophies
  - Lean Manufacturing
  - Continuous Improvement
- Flexible facilities and practices
  - High-volume repetitive work
  - Low-volume custom designs
- Internal fabrication capabilities
  - Skids, platforms, structural items
  - Pressure vessels
  - Non-destructive testing on premises
- Experienced labor pool in the Permian Basin
- Non-union workforce

(1) Management estimates, legacy Compressor Systems, Inc., only


Horsepower (Hp) Packaged(1)
Hp x 1,000
350
300
250
200
150
100
50
2011
2012
2013
2014
New Unit Sales Hp
Fleet Hp



Assembly Work on a Large Hp Compressor Package

Manufacturing (continued)

- Internal engineering and design capabilities
  - Access to historical data
  - Drawings and bills of materials
- Network of local, national, and international suppliers
- Long-term relationships with major suppliers
  - Reliable access to components
  - Purchase at discount
  - Product support in shop and field
- Experienced in building for many compressor applications
  - Gas gathering
  - Gas lift
  - Wellhead compression
  - Gas storage
  - CO_2
  - Gas processing
  - Vapor recovery
  - Coal bed methane
  - Gas transmission
  - Acid gas
- Pump Systems International (wholly owned subsidiary)
  - Niche business of engine drive oil field pump systems
  - Internal engineering and design
  - Relationships with pump manufacturers



New Equipment Sales Revenue(1)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$
In $ Millions
2011
2012
2013
2014
2015 (2)
Backlog
In-Year Sales



Large Custom Assembly Bay, Midland, TX

(1) Pro-forma 2011 – 2014 revenue includes Compressor Systems, Inc., unaudited results, occurring prior to August 4, 2014, acquisition
(2) 2015 New Equipment Sales backlog as of December 31, 2014, and management forecast of additional 2015 orders.

CSI COMPRESSCO LP™



Growth Strategy

Ron Foster – SVP and Chief Marketing Officer

March 31, 2015

Growth Strategy

COMPRESSCO LP™

Domestic	• Estimated $205 billion investment (including 13 million Hp of additional compression) required for U.S. gathering and transmission in the next 20 years(1) • Marcellus/Utica: Currently ≈ 0% share of ≈ 20% of U.S. natural gas production • 100,000 Hp to 200,000 Hp opportunity at our current overall market share • Cross-sell to existing customers (Limited 'CSI' and 'Compressco' overlap in customer base) • Vapor Recovery opportunities (EPA OOOO regulations), new product offerings • Fleet additions focused on most highly utilized configurations (some at 95% and greater) • AMS and Equipment & Parts Sales; additional leverage from legacy Compressco sales force

International	• Leverage existing TETRA/Compressco presence for high-horsepower offerings
	• Opportunity to significantly expand Latin America compression services business
	• TETRA pull-though in territories new to CCLP
	• Many potential paths to market
	    • Standard rental and/or service contracts
	    • "Build-own-operate" opportunities
	    • Back-to-back rentals
	    • Direct sales, as well as through distributors
	• Pump Systems International (niche business supporting crude oil production in remote areas)

Acquisition	• Strategic geographic footprint expansion • Purchase and "Lease Back" opportunities • Cautious to not overpay for equipment or interrupt service operations with mixed fleet of 'junk'
Margins	• Acquisition synergies of $7.8 million/year implemented with substantial 2015 impact • Incremental cost synergies being identified for execution • Additional efficiencies with cross-training of field service mechanics • ERP system deployment will automate many transactions • Continued consolidation with TETRA shared services (The Woodlands)

(1) Interstate Natural Gas Association of America (INGAA); North American Natural Gas Midstream Infrastructure through 2035

Substantial Customer Diversity

COMPRESSCO LP™

Significant Cross-Selling Opportunities

- Limited CSI and Compressco overlap in top 30 customers,
- Largest Compression Services customer is 7% of total revenue, 14% of compression services revenue
- Pull-through business opportunities with expanded product, service, and geographic offerings



2014 Compression Services Revenue(1)
In $ Millions
$35
$30
$25
$20
$15
$10
$5
$
80%
70%
60%
50%
40%
30%
20%
10%
0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
CSI Revenue
Compressco Revenue
Cumulative Concentration

(1) Data shown is unaudited, based on records available to management and is inclusive of Compressor Systems, Inc., revenues prior to acquisition..

Aftermarket Services

CSI COMPRESSCO LP™

$30 to $35 million Revenue Base

- Dedicated and focused primary sales staff
- Services offered on equipment packaged by others
- Supplement to compression services workload
- Add-on to equipment sales effort
- Field maintenance, operations, and repair.
- Shop overhaul and re-packaging
- Shops and technicians also utilized for re-packaging and overhaul of our own fleet
- EPC-type opportunities offer significant upside (Engineering, Procurement, and Construction)



CSI Compressco AMS technicians performing maintenance on a customer owned compressor package.



CSI Compressco AMS Facility, Oklahoma City, OK
(One of several strategically located shops.)



Finance

James ("J.R.") Rounsavall – Chief Financial Officer

March 31, 2015

Significant Increase in EBITDA and Distributable Cash Flow from a Transformative Acquisition Provides Platform for Growth in Distributions to all Stakeholders


Adjusted EBITDA(1)
Distributions
$140
$120
$100
$80
$60
$40
$20
$
$37 M
$130 M
$27 M
$66 M
GP
TTI LP Units
Public LP Units
2013
2015 E
2013
2014 Q4 Annualized


Annualized IDR Thresholds
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$1.55
$1.78
$1.94
$2.33
Current Distribution
Minimum Distribution
15% IDR
25% IDR
50% IDR


Distributable Cash Flow and Annualized Quarterly Distribution(2)
Distribution Per Unit
$2.25
$2.15
$2.05
$1.95
$1.85
$1.75
$1.65
$1.55
$1.45
Trailing Twelve Months Distributable Cash Flow in $ Millions
$70
$60
$50
$40
$30
$20
$10
$
1.7X Distribution Coverage Ratio
$1.59
$1.68
$1.70
$1.72
$1.75
$1.78
$1.81
$1.84
$1.94
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
TTM DCF
Annualized Distribution Per Unit

Increased Distributions Nine of Last Ten Quarters

(1) Adjusted EBITDA excludes unusual items and adds back non-cash equity compensation and amortization of financing costs, see Appendix for reconciliation to nearest GAAP measure; 2015 guidance mid point
(2) See Appendix for DCF calculation

Balance Sheet

CSI COMPRESSCO LP™

Focused on Maintaining Strong Balance Sheet with Ample Liquidity

- Quality customer base → Quality earnings
- Plan to continue to target 1.2x distribution coverage ratio, but as was done in Q4-2014 we are willing to take a conservative approach
- Predictability in revenue and earnings
  - Comfortable with 4.0 – 4.25x leverage ratio(4)
  - Long-term target of 3.5x leverage ratio(4)
- Ample liquidity to fund growth
  - $400 million revolver
  - $150 million accordion
- Debt is of long-term nature
  - 2019 revolver maturity
  - 2022 senior notes @ 7.25%
- Corporate Rating
  - Standard & Poor's B
  - Moody's B1

$ Millions	CSI Compressco (as of 12/31/2014)
Cash as of 12/31/2014	$34
Revolver Availability	$205
Liquidity(1)	**$239**
Revolver Outstanding	$195
Current Portion of LT Debt	-
Senior Notes	$345
Total Debt	**$540**
TTM Pro-forma Adjusted EBITDA(2),(3)	$132.3
Total Debt/TTM Pro-forma Adjusted EBITDA(3)	**4.1x**

(1) Excludes letters of credit and performance bonds
(2) Adjusted EBITDA excludes unusual items and adds back non-cash equity compensation and amortization of financing costs, see Appendix for reconciliation to nearest GAAP measure
(3) Pro-forma 2014 Adjusted EBITDA includes Compressor Systems, Inc., January 1, 2014 through August 3, 2014 unaudited results, occurring prior to acquisition, see Appendix for reconciliation to nearest GAAP measure
(4) Leverage ratio shows is Debt to Adjusted EBITDA, see Appendix for reconciliation to nearest GAAP measure



Summary

Tim Knox - President

March 31, 2015

CSI COMPRESSCO LP™

High Yield and Distribution Growth

Quarterly Annualized Distribution and Unit Price


$1.95
$1.85
$1.75
$1.65
$1.55
$1.45
$30
$25
$20
$15
$10
$5
$0
Annualized Distribution Growth 25%
$1.55
$1.59
$1.68
$1.70
$1.72
$1.75
$1.78
$1.81
$1.84
$1.94
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Annualized Distribution Per Unit
Unit Price

Yield(1) vs. 2014 YOY Distribution Growth


12%
10%
8%
6%
4%
2%
0%
YOY Distribution Growth
CSI Compressco
Coal Related MLPs
Propane & Products Distribution MLPs
USA Compression
Gathering & Processing MLPS
Exterran LP
Refining MLPS
6%
7%
8%
9%
10%
11%
12%
13%
Yield

- Increased distributions nine of last ten quarters
- Unit liquidity favorable compared to direct competitors
- Domestic and international expansion opportunities, combined with continued savings, support continued growth

- Peer leading year-over-year distribution growth
- Top tier of yield in broader MLP peer group
- Yield and growth superior to direct competitors

(1) For EXLP,CCLP & USAC, Yields based on 2014-Q4 announced distributions and unit prices as of 03/26/2015. Industry category groups based upon averages with yields based on 2014-Q4 announced distributions and unit prices as of 03/16/2015

Integration Update

COMPRESSCO LP™

- Key management retained and engaged

- Acquisition synergies of $7.8 million/year implemented with substantial 2015 impact
  - Incremental synergy opportunities being identified
  - Deployment of TETRA/Compressco ERP in Midland will foster further GA reductions

- Conversion of rental agreements to be MLP compliant is progressing
  - IRS Section 338(h)(10) election allowing stepped-up tax basis of acquired assets has created significant tax deductions offsetting U.S. taxable income from non-compliant agreements
  - Same depreciation is sufficient to also offset U.S. taxable income generated from profits on equipment sales and aftermarket services.
  - Distributable income will not be diminished due to U.S. income taxes in the immediate future

Summary

CSI COMPRESSCO LP™

Business Model Provides Relatively Predictable Cash Flow

Operational
- #2 vertically integrated provider
- 44 year history with brand recognition
- Experienced and stable management team
- Valuable and diverse customer relationships
- Trained, skilled, & stable workforce
- Safety culture

Financial
- Increased Distribution 9 of last 10 quarters
- Strong Q4-2014 performance
  - $35 M of Adjusted EBITDA(1)
  - $28 M of DCF with 1.7x coverage ratio(2)
- Predictable cash flows
- Positioned for organic growth and for acquisitions
- Ample liquidity to fund growth

2015 Guidance
- Revenue of $460M to $480M
- EBITDA of $125M to $135M
- Capital expenditures of $100M
  - $83M Fleet Growth
  - $ 3M Growth, Non-Fleet
  - $14M Maintenance



Two (2) 203 Hp Compressor Packages in Gas-Lift Service
Wise County, TX



Six (6) Compressor Packages at a Central Delivery Point, > 8,000 Total Hp
Webb County, TX

(1) Adjusted EBITDA excludes unusual items and add backs non-cash equity compensation and amortization of financing costs, see Appendix for reconciliation to nearest GAAP measure
(2) See Appendix for reconciliations and DCF calculation.



Appendix

March 31, 2015

Non-GAAP Financial Measures

CSI Compressco Partners (the "Partnership") includes in this presentation the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, enterprise value, distributable cash flow, distribution coverage ratio and debt to Adjusted EBITDA. EBITDA and Adjusted EBITDA are used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unit holders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors; and
- determine the Partnership's ability to incur and service debt and fund capital expenditures.

The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.
The Partnership defines Adjusted EBITDA as sum of EBITDA, non-cash equity compensation expense, and amortization of financing costs, less unusual items.
The Partnership defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue.

Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership's management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense, maintenance capital expenditures, and interest expense, plus the non-cash cost of compressors sold and equity compensation expense. The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest.

The Partnership defines Debt to Adjusted EBITDA as balance of debt at the end of the period divided by last twelve months of Adjusted EBITDA.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as CSI Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that CSI Compressco Partners has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Reconciliations

COMPRESSCO LP™

Adjusted EBITDA Reconciliation In $Millions	2010	2011	2012	2013	2014 Q4	2014
Net Income	$ 14	$ 7	$ 16	$ 18	$ 4	$ 11
Provision of Income Taxes	2	2	3	2	(1)	(1)
Profit Before Taxes	$ 16	$ 9	$ 20	$ 20	$ 3	$ 10
Interest Expense	0	5	0	0	8	13
DD&A	13	13	13	15	20	41
Equity Comprensation	-	-	2	1	1	2
Amortization of financing costs	-	-	-	-	1	1
Unusual Items	-	-	-	1	3	14
Adjusted EBITDA	**$ 29**	**$ 27**	**$ 35**	**$ 37**	**$ 35**	**$ 81**
Adjusted EBITDA Margin	35%	28%	32%	31%	28%	29%
Net Income Margin	17%	8%	15%	14%	3%	4%

(Thousands,except unit price)		
Market Capitalization Reconciliation:		
Market price per unit on 3/26/2015	$	19.00
Units outstanding as of 03/26/15		33,146
Market Capitalization	**$**	**629,772**
Enterprise Value:		
Market Capitalization	$	629,772
Debt as of 12/31/2014	$	539,961
Enterprise Value	**$**	**1,169,733**

Additional Financial Data

CSI COMPRESSCO LP™

In $Millions	CCLP 2014	CSI Unaudited (1/1/14 to 8/3/14)	2014 Pro-Forma Unaudited
Revenue	$ 283	$ 208	$ 491
COGS	175	136	311
DD&A	41	22	64
G&A	32	20	52
Interest Expense	13	1	14
Other Income	12	0	12
Profit Before Taxes	**$ 10**	**$ 28**	**$ 38**
Pro-Forma Adjusted EBITDA Reconciliation			
Profit Before Taxes	10	28	38
Interest Expense	13	1	14
DD&A	41	22	64
Stock Option Expense	2	-	2
Amortization of Financing Costs	1	-	1
Unusual Items	14	-	14
Adjusted EBITDA	**$ 81**	**$ 51**	**$ 132**

Distributable Cash Flow	
In $Millions	2014 - Q4
Net Income	$ 4
Provision for Income Taxes	(1)
Depreciation and Amortization	20
Interest Expense, net	8
EBITDA	**$ 31**
Less:	
Current income tax benefit	(2)
maintenance capital expenditures	(3)
Interest Expense	(8)
Plus:	
Non-cash cost of compressors sold	6
Equity Compensation	1
Amortization of financing Costs	1
CSI transaction related costs	3
Distributable Cash Flow	**$ 28**
Cash distribution attributable to period	**$ 17**
Coverage Ratio	**1.7x**